                                                                   Exhibit 99.66

                          ANRC AUTO OWNER TRUST 2000-A
                      CLASS A-1 6.72462% ASSET BACKED NOTES
                       CLASS A-2 7.00% ASSET BACKED NOTES
                       CLASS A-3 7.06% ASSET BACKED NOTES
                       CLASS A-4 7.15% ASSET BACKED NOTES
                        MONTHLY STATEMENT TO NOTEHOLDERS

--------------------------------------------------------------------------------
                                                            COLLECTION PERIOD 24
SERVICER REPORT DATE 12-Aug-02                                Beginning 1-Jul-02
DISTRIBUTION DATE: 15-Aug-02                                    Ending 31-Jul-02
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                   BEG PRINCIPAL     BEG PRINCIPAL       PRINCIPAL        INTEREST         TOTAL         END PRINCIPAL
                      BALANCE           BALANCE        DISTRIBUTION     DISTRIBUTION    DISTRIBUTION        BALANCE
-----------------------------------------------------------------------------------------------------------------------
CLASS A-1 NOTES   $167,692,000.00   $          0.00               --   $        0.00               --   $          0.00
CLASS A-2 NOTES   $227,084,000.00   $          0.00   $         0.00   $        0.00               --   $          0.00
CLASS A-3 NOTES   $196,340,000.00   $102,450,222.81   $14,862,490.40   $  602,748.81    15,465,239.21   $ 87,587,732.41
CLASS A-4 NOTES   $100,615,000.00   $100,615,000.00   $         0.00   $  599,497.71       599,497.71   $100,615,000.00
-----------------------------------------------------------------------------------------------------------------------
  NOTE TOTALS     $691,731,000.00   $203,065,222.81   $14,862,490.40   $1,202,246.52   $16,064,736.92   $188,202,732.41
-----------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------
                  FACTOR INFORMATION PER $1,000

                    PRINCIPAL      INTEREST       END PRINCIPAL
                  DISTRIBUTION   DISTRIBUTION        BALANCE
---------------------------------------------------------------
CLASS A-1 NOTES             --             --               --
CLASS A-2 NOTES             --             --               --
CLASS A-3 NOTES    75.69772028     3.06992366      446.10233478
CLASS A-4 NOTES             --     5.95833333    1,000.00000000
---------------------------------------------------------------
  NOTE TOTALS      75.69772028     9.02825699    1,446.10233478
---------------------------------------------------------------

IF THERE ARE ANY QUESTIONS OR COMMENTS, PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW

Simon Gomez
AutoNation, Inc.
110 SE 6th Street
Ft. Lauderdale, FL 33301
954 769-7307

                          ANRC AUTO OWNER TRUST 2000-A
                      CLASS A-1 6.72462% ASSET BACKED NOTES
                       CLASS A-2 7.00% ASSET BACKED NOTES
                       CLASS A-3 7.06% ASSET BACKED NOTES
                       CLASS A-4 7.15% ASSET BACKED NOTES
                        MONTHLY STATEMENT TO NOTEHOLDERS

--------------------------------------------------------------------------------
                                                            COLLECTION PERIOD 24
SERVICER RPT DATE: 12-Aug-02                                  BEGINNING 1-Jul-02
DISTRIBUTION DATE: 15-Aug-02                                    ENDING 31-Jul-02
--------------------------------------------------------------------------------

   I. Note Distributable Amounts

               Principal        Interest          Total       Prin(per$1000/orig)   Int(per$1000/orig)   Total(per$1000/orig)
            -----------------------------------------------------------------------------------------------------------------
CLASS A-1   $           --   $          --   $           --      $          --         $         --         $            --
CLASS A-2   $           --   $          --   $           --      $          --         $         --         $            --
CLASS A-3   $14,862,490.40   $  602,748.81   $15,465,239.21      $ 75.69772028         $ 3.06992366         $   78.76764394
CLASS A-4   $           --   $  599,497.71   $   599,497.71      $          --         $ 5.95833333         $    5.95833333
            -----------------------------------------------------------------------------------------------------------------
  TOTAL     $14,862,490.40   $1,202,246.52   $16,064,736.92      $ 75.69772028         $ 9.02825699         $   84.72597727

  II. Pool Balance at the end of the Collection Period                                                      $195,190,196.16

 III. Insurance Premium                                                                                     $     29,015.00

  IV. Spread Account Balance
      (A) Balance after Deposits/Withdrawals for prior Distribution Date                                    $  5,251,317.16
      (B) Balance after Deposits/Withdrawals for current Distribution Date                                  $  5,446,524.52

   V. Spread Account Required Amount                                                                        $  4,879,754.90

  VI. Spread Account Withdrawals
      (A) Withdrawal to make required payments under 4.03                                                   $             0
      (B) Withdrawal to reimburse Preference Amounts (to Insurer)                                           $             0

 VII. Servicing Fee                                                                                              249,095.30

VIII. Owner Trustee Fees not paid by Servicer or from Available Funds                                       $             0

  IX. Indenture Trustee Fees not paid by Servicer or from Available Funds                                   $             0

   X. Available Funds                                                                                       $ 16,531,394.79

  XI. Insured Payment (if any)                                                                              $             0

 XII. Note Principal and Interest Carryover Shortfalls

               Note Principal        Note Interest
            Carryover Shortfall   Carryover Shortfall   Total
            -------------------------------------------------
CLASS A-1          $0.00                 $0.00          $0.00
CLASS A-2          $0.00                 $0.00          $0.00
CLASS A-3          $0.00                 $0.00          $0.00
CLASS A-4          $0.00                 $0.00          $0.00
            -------------------------------------------------
   TOTAL           $0.00                 $0.00          $0.00

XIII. Change in Note Principal and Interest Carryover Shortfalls from Prior Period

            Current Distribution Date   Prior Distribution Date
                  Note Principal            Note Principal               Change in Note
               Carryover Shortfall        Carryover Shortfall     Principal Carryover Shortfall
            -----------------------------------------------------------------------------------
CLASS A-1             $0.00                      $0.00                        $0.00
CLASS A-2             $0.00                      $0.00                        $0.00
CLASS A-3             $0.00                      $0.00                        $0.00
CLASS A-4             $0.00                      $0.00                        $0.00
            -----------------------------------------------------------------------------------
   TOTAL              $0.00                      $0.00                        $0.00

            Prior Distribution Date   Current Distribution Date
                 Note Interest              Note Interest                Change in Note                         20561756.65
              Carryover Shortfall        Carryover Shortfall      Interest Carryover Shortfall
            ----------------------------------------------------------------------------------
CLASS A-1            $0.00                      $0.00                         $0.00
CLASS A-2            $0.00                      $0.00                         $0.00
CLASS A-3            $0.00                      $0.00                         $0.00
CLASS A-4            $0.00                      $0.00                         $0.00
            ----------------------------------------------------------------------------------
   TOTAL             $0.00                      $0.00                         $0.00

                          ANRC AUTO OWNER TRUST 2000-A
                      CLASS A-1 6.72462% ASSET BACKED NOTES
                       CLASS A-2 7.00% ASSET BACKED NOTES
                       CLASS A-3 7.06% ASSET BACKED NOTES
                       CLASS A-4 7.15% ASSET BACKED NOTES
                        MONTHLY STATEMENT TO NOTEHOLDERS

--------------------------------------------------------------------------------
                                                            COLLECTION PERIOD 24
SERVICER RPT DATE: 12-Aug-02                                  BEGINNING 1-Jul-02
DISTRIBUTION DATE: 15-Aug-02                                    ENDING 31-Jul-02
--------------------------------------------------------------------------------

   IX. Delinquency Ratio

          A. Delinquency Statistics
                                                                                                  0

   Days               Outstanding    Past Due
Delinquent   Units     Principal      Amount
----------------------------------------------
31- 60        750    5,965,539.35   514,136.38
61- 90        125      938,890.18   127,227.25
91- 120        24      174,088.77    28,068.90
 121+           0              --           --
----------------------------------------------
 TOTAL        899    7,078,518.30   669,432.53

          B. Delinquency Percentage

             (1) Principal balance of delinquent contracts between 30 and 120 days   $  7,078,518.30
             (2) Pool Principal Balance Beginning of Collection Period               $210,052,686.56
             (3) Delinquency Percentage (Line 1/Line 2)                                         3.37%

   X. Principal Balance of repossessed Financed Vehicles in inventory   Units    Principal
                                                                        -----   -----------
                                                                          --    $      0.00

  XI. Liquidation Proceeds received from Defaulted Contracts                    $495,761.93

                          ANRC AUTO OWNER TRUST 2000-A
                      CLASS A-1 6.72462% ASSET BACKED NOTES
                       CLASS A-2 7.00% ASSET BACKED NOTES
                       CLASS A-3 7.06% ASSET BACKED NOTES
                       CLASS A-4 7.15% ASSET BACKED NOTES
                       MONTHLY DISTRIBUTION DATE STATEMENT

--------------------------------------------------------------------------------
                                                            COLLECTION PERIOD 24
SERVICER RPT DATE: 12-Aug-02                                  BEGINNING 1-Jul-02
DISTRIBUTION DATE: 15-Aug-02                                    ENDING 31-Jul-02
--------------------------------------------------------------------------------

I. POOL BALANCE CALCULATION:

A. Original Pool Balance                                                                                     698,718,463.75

B. Beginning of Period Outstanding Pool Balance                                                              210,052,686.56

C. Monthly Principal Amounts

   (1) Monthly Scheduled Payments                                                                              8,476,659.84
   (2) Full Prepayments (excluding Purchased Receivables)                                                      5,489,908.73
   (3) Defaulted Contracts
        during period                                                                                            900,417.98
   (4) Receivables becoming Purchased Receivables
        during period                                                                                                    --
   (5) Other Receivables adjustments                                                                              (4,496.15)

   Total Monthly Principal Amounts                                                                            14,862,490.40

D. Total Monthly Payments allocable to Interest                                                                2,051,405.96

E. End of period Outstanding Pool Balance                                                                    195,190,196.16

F. Pool Factor                                                                                                     0.279355

II. OUTSTANDING PRINCIPAL BALANCE CALCULATION:

                                                                    Class A-1   Class A-2     Class A-3        Class A-4
                                                                    -------------------------------------------------------
A. Beginning of period Outstanding Principal Balance                    --          --      102,450,222.81   100,615,000.00
B. Noteholders' Principal Distributable Amount                          --        0.00       14,862,490.40             0.00
C. Noteholders' Interest Distributable Amount                           --          --          602,748.81       599,497.71
                                                                    -------------------------------------------------------
D. Note Distributable Amount                                            --          --       15,465,239.21       599,497.71
E. Note Principal Carryover Shortfall                                    0           0                   0                0
F. Note Interest Carryover Shortfall                                     0           0                   0                0
                                                                         0           0                   0                0
H. End of period Outstanding Principal Balance                          --          --       87,587,732.41   100,615,000.00

III. RECONCILIATION OF COLLECTION AND PAYMENT ACCOUNTS

          A. Available Funds in Collection Account:

             (1) Monthly Scheduled Payments on Receivables
                  during period  (including partial prepays)
                  (a) Principal                                                                                8,476,659.84
                  (b) Interest                                                                                 2,005,109.09
             (2) Full Prepayments collected during period
                  (a) Principal                                                                                5,274,580.66
                  (b) Interest                                                                                    42,774.30
             (3) Net Liquidation Proceeds collected
                  during period                                                                             $    495,761.93
             (4) Net Insurance Proceeds collected

                          ANRC AUTO OWNER TRUST 2000-A
                      CLASS A-1 6.72462% ASSET BACKED NOTES
                       CLASS A-2 7.00% ASSET BACKED NOTES
                       CLASS A-3 7.06% ASSET BACKED NOTES
                       CLASS A-4 7.15% ASSET BACKED NOTES
                       MONTHLY DISTRIBUTION DATE STATEMENT

--------------------------------------------------------------------------------
                                                            COLLECTION PERIOD 24
SERVICER RPT DATE: 12-Aug-02                                  BEGINNING 1-Jul-02
DISTRIBUTION DATE: 15-Aug-02                                    ENDING 31-Jul-02
--------------------------------------------------------------------------------

                  during period
                  (a) Principal                                                                                  215,328.07
                  (b) Interest                                                                                     3,522.57
             (5) Purchase Amounts deposited in Collection Account                                                         0
             (6) Investment Earnings - Collection Account                                                   $     17,658.33

             Total Available Funds in Collection Account                                                      16,531,394.79

          B. Available Funds in Payment Account:

             (1) Available Funds transferred from Collection Account                                        $ 16,531,394.79
             (2) Amount withdrawn from Spread Account and deposited to Payment Account                      $            --
             (3) Insured Payment deposited to Payment Account                                               $            --

             Total Available Funds in Payment Account                                                       $ 16,531,394.79

          C. Distributions from Payment Account:

             (1) Monthly Servicing Fee                                                                           249,095.30
             (2) Unpaid Monthly Servicing Fee for Prior Collection Period                                                 0
             (3) Owner Trustee Fees (if paid from Available Funds)                                                        0
             (4) Indenture Trustee Fees (if paid from Available Funds)                                                    0
             (5) Insurance Premium                                                                                29,015.00
             (6) Note Interest Distributable Amount
                  (a) Class A - 1                                                                                        --
                  (b) Class A - 2                                                                                        --
                  (c) Class A - 3                                                                                602,748.81
                  (d) Class A - 4                                                                                599,497.71
             (7) Final Scheduled Distribution Date Note Principal Distributable Amount
                  (a) Class A - 1                                                                                         0
                  (b) Class A - 2                                                                                         0
                  (c) Class A - 3                                                                                         0
                  (d) Class A - 4                                                                                         0
             (8) Note Principal Distributable Amount
                  (a) Class A - 1                                                                                        --
                  (b) Class A - 2                                                                                        --
                  (c) Class A - 3                                                                             14,862,490.40
                  (d) Class A - 4                                                                                        --
             (9)  Reimbursement Amounts Owing to Insurer                                                                  0
             (10) Spread Account Deposit (to increase to Required Amount)                                        188,547.58
             (11) Indenture or Owner Trustee Fees (not paid under C)                                                      0
             (12) Re-Liening Expenses                                                                                     0
                (To the extent not paid by Servicer)
             (13) Transition Costs and Additional Servicing Fee to Successor Servicer                                     0
             (14) After Servicer Default, remaining Available Funds deposited                                             0
                  in Note Distribution Account

             Total Distributions                                                                              16,531,394.79

          D. Excess Available Funds  (or shortfall)                                                                      --

                          ANRC AUTO OWNER TRUST 2000-A
                      CLASS A-1 6.72462% ASSET BACKED NOTES
                       CLASS A-2 7.00% ASSET BACKED NOTES
                       CLASS A-3 7.06% ASSET BACKED NOTES
                       CLASS A-4 7.15% ASSET BACKED NOTES
                       MONTHLY DISTRIBUTION DATE STATEMENT

--------------------------------------------------------------------------------
                                                            COLLECTION PERIOD 24
SERVICER RPT DATE: 12-Aug-02                                  BEGINNING 1-Jul-02
DISTRIBUTION DATE: 15-Aug-02                                    ENDING 31-Jul-02
--------------------------------------------------------------------------------

          E. Remaining Available Funds to holder of Residual Interest Certificate                                         0

 IV. SPREAD ACCOUNT DEPOSIT TO PAYMENT ACCOUNT

                 A. Available Funds Transferred from Collection Account to Payment Account                  $ 16,531,394.79
                 B. Distributions required under 4.03 (a)(i) through (vii)                                  $ 16,342,847.21
                 C. Spread Account Deposit to Payment Account (Min: $0 and Lines A -B)                      $            --
                 D. Spread Account withdrawal required to reimburse Insurer for Preference Amounts                        0

  V. SPREAD ACCOUNT BALANCE

                 A. Spread Account Balance After Deposit/Disbursements
                    (1) Beginning Spread Account Balance                                                    $  5,251,317.16
                    (2) Investment Income Deposited to Spread Account                                       $      6,659.78
                    (3) Withdrawal to make required payments under 4.03                                     $            --
                    (4) Withdrawal to reimburse Preference Amounts (to Insurer)                                           0
                    (5) Deposit to Spread Account after Disbursements                                       $    188,547.58
                    (6) Spread Account Balance after Deposit/Disbursments                                   $  5,446,524.52

                 B. Spread Account Required Amount                                                          $  4,879,754.90

                    (1) 2.5% of Pool Balance                                                                $  4,879,754.90
                    But in no event less than the lesser of (a) or (b)
                        (a) .5% of Original Pool Balance                                                    $  3,493,592.32
                        (b) Outstanding Principal Amount of All Notes                                       $188,202,732.41

                 C. Excess Amount to Insurer for amounts owed under Insurance Agreement (lines A - B)                     0

                 D. Excess Amount to Holder of Residual Interest Certificate (lines A - B - C)                   566,769.62

 VI. INSURED PAYMENTS

                 A. Available Funds Transferred from Collection Account to Payment Account                  $ 16,531,394.79
                 B. Available Funds Transferred from Spread Account to Payment Account                      $             0
                 C. Note Interest Distributable Amount                                                         1,202,246.52
                 D. Guaranteed Note Principal Amount                                                        $             0
                 E. Deficiency Amount                                                                       $             0
                    (Min:(Lines A+B-C-D) and $0.00)                                                         $             0
                 F. Preference Amount                                                                       $             0
                 G. Insured Payment (lines E+F)                                                             $             0

                  Note Principal           Note Interest
               Carryover Shortfall      Carryover Shortfall                  Total
-----------------------------------------------------------------------------------------------
CLASS A-1            $0.00                       $0.00                       $0.00
CLASS A-2            $0.00                       $0.00                       $0.00
CLASS A-3            $0.00                       $0.00                       $0.00
CLASS A-4            $0.00                       $0.00                       $0.00
-----------------------------------------------------------------------------------------------
  TOTAL              $0.00                       $0.00                       $0.00

            Current Distribution Date   Prior Distribution Date
                 Note Principal              Note Principal              Change in Note
              Carryover Shortfall         Carryover Shortfall     Principal Carryover Shortfall
-----------------------------------------------------------------------------------------------
CLASS A-1            $0.00                       $0.00                       $0.00
CLASS A-2            $0.00                       $0.00                       $0.00

                         ANRC AUTO OWNER TRUST 2000-A
                      CLASS A-1 6.72462% ASSET BACKED NOTES
                       CLASS A-2 7.00% ASSET BACKED NOTES
                       CLASS A-3 7.06% ASSET BACKED NOTES
                       CLASS A-4 7.15% ASSET BACKED NOTES
                       MONTHLY DISTRIBUTION DATE STATEMENT

--------------------------------------------------------------------------------
                                                            COLLECTION PERIOD 24
SERVICER RPT DATE: 12-Aug-02                                  BEGINNING 1-Jul-02
DISTRIBUTION DATE: 15-Aug-02                                    ENDING 31-Jul-02
--------------------------------------------------------------------------------

CLASS A-3            $0.00                       $0.00                       $0.00
CLASS A-4            $0.00                       $0.00                       $0.00
-----------------------------------------------------------------------------------------------
  TOTAL              $0.00                       $0.00                       $0.00

            Current Distribution Date   Prior Distribution Date
                  Note Interest              Note Interest               Change in Note
              Carryover Shortfall         Carryover Shortfall     Interest Carryover Shortfall
----------------------------------------------------------------------------------------------
CLASS A-1             $0.00                       $0.00                      $0.00
CLASS A-2             $0.00                       $0.00                      $0.00
CLASS A-3             $0.00                       $0.00                      $0.00
CLASS A-4             $0.00                       $0.00                      $0.00
----------------------------------------------------------------------------------------------
  TOTAL               $0.00                       $0.00                      $0.00

 VII. CUMULATIVE NET INSURANCE PROCEEDS                                                                     $  6,775,221.76

VIII. DELINQUENCY RATIO

          A. Delinquency Statistics

   Days                Outstanding      Past Due
Delinquent   Units      Principal        Amount
--------------------------------------------------
  31- 60      750    $ 5,965,539.35   $ 514,136.38
  61- 90      125    $   938,890.18   $ 127,227.25
 91- 120       24    $   174,088.77   $  28,068.90
   121+         0    $           --   $         --
--------------------------------------------------
  TOTAL       899      7,078,518.30     669,432.53

          B. Delinquency Percentage

             (1) Principal balance of delinquent contracts between 30 and 120 days                          $  7,078,518.30
             (2) Pool Principal Balance Beginning of Collection Period                                      $210,052,686.56
             (3) Delinquency Percentage (Line 1/Line 2)                                                                3.37%

  IX. CUMULATIVE NET LOSS RATIO

                 (1) Principal Balance of Defaulted Contracts in current Collection Period                  $    900,417.98
                 (2) Cumulative Defaulted Contracts Including
                      Defaulted Contracts in current Collection Period                                      $ 37,488,770.10
                 (3) Net Liquidation Proceeds collected during current Collection Period                    $    495,761.93
                 (4) Cumulative Net Liquidation Proceeds Including
                      Net Liquidation Proceeds in current Collection Period                                 $ 18,138,977.19
                 (5) Original Pool Balance                                                                  $698,718,463.75
                 (6) Cumulative Net Loss Rate (2) minus (4) divided by (5)                                            2.769%

   X. REPOSSESSED INVENTORY

                                                                                                    Units      Principal
                                                                                                    -----------------------
                 A. Principal Balance of repossessed Financed Vehicles (beg.)                         0                  --
                 B. Repossessed Financed Vehicles (Principal)                                               $    948,090.35
                 C. Net Liquidation Proceeds on repossessed Financed Vehicles (Prinicipal)                  $    495,761.93
                 D. Realized losses on sale of repossessed Financed Vehicles (Principal)                    $    452,328.42
                                                                                                    -----------------------
                 E. Principal Balance of repossessed Financed Vehicles (A+B-C-D) (end.)               0     $            --

                       AUTONATION FINANCIAL SERVICES CORP.
                              OFFICER'S CERTIFICATE
                       MONTHLY DISTRIBUTION DATE STATEMENT
                          ANRC AUTO OWNER TRUST 2000-A

--------------------------------------------------------------------------------

     The undersigned Authorized Officer of AutoNation Financial Services Corp. ("ANFS"), pursuant to Section 3.08 of the Sale and Servicing Agreement, dated as of August 10, 2000 (such agreement, including the Exhibits thereto and as it may be amended, supplemented, restated or otherwise modified from time to time in accordance with its terms, the "Agreement") by and among ANRC Auto Owner Trust 2000-A, as Issuer, AutoNation Receivables Corporation, as Seller, AutoNation Financial Services Corp., as Servicer and Custodian, and The Chase Manhattan Bank, as Indenture Trustee does hereby certify to the best of his/her knowledge after reasonable investigation that the computations reflected in the attached statement were made in conformity with the requirements of the Agreement.

     IN WITNESS WHEREOF, the undersigned has duly executed and delivered this certificate this 12TH day of August, 2002


                                             /s/ James J. Teufel
                                             -----------------------------------
                                             Name:  James J. Teufel
                                             Title: Assistant Treasurer